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                                                                 EXHIBIT 23.04

                        CONSENT OF INDEPENDENT AUDITORS


As independent auditors, we hereby consent to the incorporation by reference in this registration statement of our report dated March 12, 1996, included in Access Health, Inc.'s Current Report on Form 8-K dated February 7, 1997, and to all references to our Firm included in this registration statement.



                                          EHRHARDT KEEFE STEINER & HOTTMAN PC

February 6,  1997
Denver, Colorado